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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): October 29, 1998

          CWMBS, INC., (as depositor under the Pooling and Servicing
           Agreement, dated as of October 1, 1998, providing for the issuance of the CWMBS, INC., Residential Asset Securities Trust 1998-
           A14, Mortgage Pass-Through Certificates, Series 1998-N).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

          Delaware                    333-53861               95-4596514
----------------------------         ------------         -------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


      4500 Park Granada
    Calabasas, California                                       91302
    ---------------------                                     ----------
    (Address of Principal                                     (Zip Code)
     Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         5.1   Legality Opinion of Brown & Wood LLP.

         8.1   Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)

         23.1  Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)





                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWMBS, INC.



                                           By: /s/ Celia Coulter
                                              --------------------
                                                   Celia Coulter
                                                   Vice President

Dated:  October 29, 1998





                                 Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

5.1    Legality Opinion of Brown & Wood LLP                                5

8.1    Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)           5

23.1   Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)      5